UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

AGENUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Forbes Road

Lexington, MA 02421

(Address of principal executive offices, including zip code)

(781) 674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	AGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On June 19, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Agenus Inc. (the “Company”) amended the terms of the outstanding stock options held by Dr. Garo Armen, the Company’s Chairman and CEO (the “Amendment”). Pursuant to the Amendment, in the event of Dr. Armen’s death, disability or retirement, all of his unvested stock options will vest in full and become exercisable, and each stock option will remain exercisable for the lesser or (i) three years from the date of such event or (ii) the end of the 10-year term of each such stock option.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 19, 2019 (the “Annual Meeting”). A total of 112,970,880 shares of common stock, representing 84.14% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 26, 2019: (i) to elect Brian Corvese and Timothy R. Wright as Class I directors, each for a term of three years expiring at the 2022 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended) to increase the number of shares of common stock authorized for issuance thereunder from 240,000,000 to 400,000,000 (“Proposal 2”); (iii) to approve the Company’s 2019 Equity Incentive Plan (“Proposal 3”); and (iv) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Proposal 4”).

The Company’s stockholders approved the Class I director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class I directors as follows:

Class I Director Nominees	For	Withheld	Broker Non-Votes
Brian Corvese	59,723,563	11,353,323	41,893,994
Timothy R. Wright	59,646,743	11,430,143	41,893,994

The Company’s stockholders approved Proposal 2, and the amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended) is filed as Exhibit 3.1 to this Current Report on Form 8-K. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
102,489,053	10,053,160	428,667	N/A

The Company’s stockholders approved Proposal 3, and the Company’s 2019 Equity Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
56,403,668	14,383,467	289,751	41,893,994

The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
109,633,264	2,909,124	428,492	N/A

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Sixth Amendment to the Amended and Restated Certificate of Incorporation of Agenus Inc.

10.1	Agenus Inc. 2019 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date: June 24, 2019	By:	/s/ Evan D. Kearns
Evan D. Kearns
VP, General Counsel and Secretary